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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                DECEMBER 7, 1999
                Date of report (Date of earliest event reported)


                                 TELIDENT, INC.
               (Exact Name of Registrant as Specified in Charter)



            MINNESOTA                  0-20887                41-1533060
  (State or Other Jurisdiction       (Commission            (IRS Employer
        of Incorporation)            File Number)       Identification Number)




                       TEN SECOND STREET N.E., SUITE 212
                          MINNEAPOLIS, MINNESOTA 55413
          (Address of Principal Executive Offices, including Zip Code)




                                 (612) 623-0911
              (Registrant's Telephone Number, including Area Code)


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ITEM 5   OTHER EVENTS

         Reference is made to the press release issued to the public by the registrant on December 7, 1999, and attached hereto as an exhibit, relating to the proposed acquisition by Teltronics, Inc. of the assets of Telident, Inc. Completion of the transaction is subject to various conditions, including approval of Teltronics' board and lenders, completion of due diligence by both parties, entry into a definitive purchase agreement, approval of Telident's shareholders and customary closing conditions.

         Reference is made to the press release issued to the public by the registrant on December 7, 1999, and attached hereto as an exhibit, relating to Telident's receipt of notification from the Nasdaq Stock Market that it does not currently meet the minimum bid price requirement for continued listing on the Nasdaq SmallCap Market.

ITEM 7   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

                  99.1     Press release dated December 7, 1999.

                  99.2     Press release dated December 7, 1999.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on December 7, 1999.


                             TELIDENT, INC.



                             By: /s/ Bruce H. Senske
                                 -----------------------------------------------
                                     Bruce H. Senske
                                     Interim Chief Executive Officer






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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
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99.1              Press release dated December 7, 1999.

99.2              Press release dated December 7, 1999.





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